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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 8, 2000

                               AVATEX CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         1-8549                                       25-1425889
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(COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)

5910 N. CENTRAL EXPRESSWAY, SUITE #1780                     75206
             DALLAS, TEXAS
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                  214-365-7450
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                  Page 1 of 5
                            Exhibit Index on Page 3

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Item 5.           Other Events
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         On December 8, 2000, Avatex Corporation ("Avatex") announced that it entered into a settlement agreement with the Trustee of FoxMeyer Corporation and its subsidiaries with respect to Avatex's promissory note obligation owed to the Trustee and Avatex's 30% interest, up to the greater of (i) $10,000,000 and (ii) the amount due on the note, in any net recovery in certain litigation filed by the Trustee. Under the settlement, Avatex will pay the Trustee $6 million in cash and assign to the Trustee Avatex's 30% interest in the litigation. The note obligation, which is in the original principal amount of $8 million, will be deemed satisfied under the settlement. The settlement is subject to approval by the United States Bankruptcy Court for the District of Delaware that has jurisdiction over the bankruptcy cases of FoxMeyer Corporation and its subsidiaries.

         Reference is hereby made to the Press Release, dated December 8, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits
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(c)      Exhibits

         99       Press Release dated December 8, 2000, issued by Avatex
                  Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AVATEX CORPORATION
                                               (Registrant)

                                               By:   /s/ Robert H. Stone
                                                     -----------------------
                                                     Robert H. Stone
                                                     Vice President, General
                                                     Counsel and Secretary




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

                                  EXHIBIT INDEX

EXHIBIT NO.                   DESCRIPTION                   PAGE
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99       Press Release dated December 8, 2000, issued by Avatex Corporation.














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